SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 29, 2013

RECON TECHNOLOGY, LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34409	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Room 1902, Building C, King Long International Mansion

No. 9 Fulin Road

Beijing, 100107

People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: 025-52313015

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This Report, including the exhibits included herein, may contain forward-looking statements.  We have based these forward-looking statements on our current expectations and projections about future events.  Our actual results may differ materially from those discussed herein, or implied by, these forward-looking statements.  Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project” and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements included in this Report are subject to significant risks and uncertainties, including but limited to: risks and uncertainties associated with the integration of the assets and operations we have acquired and may acquire in the future; our possible inability to raise or generate additional funds that will be necessary to continue and expand our operations; our potential lack of revenue growth and other factors detailed in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2013, Recon Technology, Ltd. (the “Company’) and certain institutional investors entered into an Amendment and Release Agreement (the “Amendment and Release”) to amend the securities purchase agreement dated November 25, 2013 (the “Original Purchase Agreement”, collectively with the Amendment and Release, the “SPA”) in connection with its Offering of an aggregate of 546,500 ordinary shares and warrants to initially purchase an aggregate of 163,950 ordinary shares. No securities were sold pursuant to the Original Purchase Agreement.

Capitalized terms used in this Report that are not otherwise defined have the meanings set forth in the Company’s Current Report on Form 8-K filed on November 25, 2013.

Pursuant to the Amendment and Release, the purchase price of the ordinary share and warrants was reduced from $4.81 to to $4.30, and the initial exercise price of the warrants was reduced from $6.01 per ordinary share to $5.38 per ordinary share and the parties agreed to release the other party from claims set forth in the Amendment and Release.

The foregoing summaries of the terms of the Amendment and Release is subject to, and qualified in their entirety by such document attached hereto as Exhibits 10.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of Campbells, Grand Cayman, Cayman Islands,

10.1	Amendment and Release Agreement dated November 29, 2013, by and between the Company and the Investors.

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Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RECON TECHNOLOGY, LTD

/s/ Liu Jia
Liu Jia
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: November 29, 2013

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EXHIBIT INDEX

5.1	Opinion of Campbells, Grand Cayman, Cayman Islands,

10.1	Amendment and Release dated November 29, 2013, by and between the Company and the Investors.

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